UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2012

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California 90501

(Address of principal executive offices, including zip code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Toyota Motor Credit Corporation (“TMCC”) entered into a $5.0 billion 364-day syndicated credit facility pursuant to a 364 Day Credit Agreement, dated as of February 28, 2012 (the “364 Day Credit Agreement”), among TMCC, Toyota Credit de Puerto Rico Corp. (“TCPR”), Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Leasing GMBH (“TLG”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Kreditbank GMBH (“TKG”), as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp. (“BNPP Securities”), Citigroup Global Markets Inc. (“CGMI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. (“Citibank”) and Bank of America, N.A. (“Bank of America”), as Swing Line Lenders, and Citibank, Bank of America, and BTMU as Syndication Agents.

In addition, TMCC entered into amendments, each dated as of February 28, 2012, to each of the following credit agreements:

•
$5.0 billion three year syndicated credit facility pursuant to a Three Year Credit Agreement, dated as of March 1, 2011 (as amended, the “Three Year Credit Agreement”, and the related amendment, the “Amendment No. 1 to Three Year Credit Agreement”), among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU as Syndication Agents.

•
$3.0 billion five year syndicated credit facility pursuant to a Five Year Credit Agreement, dated as of March 1, 2011 (as amended, the “Five Year Credit Agreement” and, the related amendment, the “Amendment No. 1 to Five Year Credit Agreement”, and the Five Year Credit Agreement, collectively with the 364 Day Credit Agreement and the Three Year Credit Agreement, the “Credit Agreements”), among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America and BTMU as Syndication Agents.

TMCC may take advances under the each of the Credit Agreements subject to customary borrowing conditions.  Under the Credit Agreements, TMCC is subject to certain covenants customary in a transaction of this nature, including negative pledge provisions and limitations on consolidations, mergers and sales of assets.

The 364 Day Credit Agreement has a 364 day term, during which TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $5.0 billion, TCCI and TCPR may each make drawings not to exceed $1.0 billion, and TKG and TLG may each make drawings not to exceed $500 million.  The aggregate amount of all drawings under the 364 Day Credit Agreement may not exceed the total commitment amount of $5 billion. In addition, the 364 Day Credit Agreement provides for a swingline sub-facility of up to $1 billion. The 364 Day Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Under the Three Year Credit Agreement, TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $5.0 billion, TCCI and TCPR may each make drawings not to exceed $1.0 billion, and TKG and TLG may each make drawings not to exceed $500 million.  85.9%, or approximately $4.3 billion, of the commitments will mature on March 1, 2015 and 14.1%, or approximately $0.7 billion, of the commitments will mature on March 1, 2014.  The aggregate amount of all drawings under the Three Year Credit Agreement may not exceed the total commitment amount of $5 billion. In addition, the Three Year Credit Agreement provides for a swingline sub-facility of up to $1.0 billion. The Three Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Under the Five Year Credit Agreement, TMCC, TMFNL, and TFS(UK) may make aggregate drawings not to exceed $3.0 billion, TCCI and TCPR may each make drawings not to exceed $600 million, and TKG and TLG may each make drawings not to exceed $300 million.  85.9%, or approximately $2.6 billion, of the commitments will mature on March 1, 2017 and 14.1%, or approximately $0.4 billion, of the commitments will mature on March 1, 2016.  The aggregate amount of all drawings under the Five Year Credit Agreement may not exceed the total commitment amount of $3 billion. In addition, the Five Year Credit Agreement provides for a swingline sub-facility of up to $750 million. The Five Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Certain of the lenders participating in the Credit Agreements and their affiliates have in the past and may in the future engage in financing, securities, derivative, commercial banking and investment banking transactions with TMCC and its affiliates for which they will receive customary fees and expenses.

TCPR is a wholly-owned subsidiary of TMCC, and each of TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG, the borrowers under the Credit Agreements, is a direct or indirect subsidiary of Toyota Financial Services Corporation, a Japanese corporation, which is itself a subsidiary of Toyota Motor Corporation.

The descriptions set forth in this report of the terms and conditions of the 364 Day Credit Agreement, Amendment No. 1 to Three Year Credit Agreement and Amendment No. 1 to Five Year Credit Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively.

Item 1.02 Termination of a Material Definitive Agreement

The 364 Day Credit Agreement replaces the 364 Day Credit Agreement, dated as of March 1, 2011 (the “Prior 364 Day Credit Agreement”), among TMCC, TCPR, TMFNL, TFS(UK), TKG, TLG and TCCI, as Borrowers, BNP Paribas, as Administrative Agent, and the other agents and lenders party thereto, which terminated on February 28, 2012.

The description set forth in this report of the terms and conditions of the Prior 364 Day Credit Agreement are qualified in their entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to TMCC’s Current Report on Form 8-K, dated March 1, 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See descriptions of the 364 Day Credit Agreement, Amendment No. 1 to Three Year Credit

Agreement and Amendment No. 1 to Five Year Credit Agreement in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
364 Day Credit Agreement, dated as of February 28, 2012, among Toyota Motor Credit Corporation, (“TMCC”), Toyota Credit de Puerto Rico Corp. (“TCPR”), Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Leasing GMBH (“TLG”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Kreditbank GMBH (“TKG”), as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agents, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp. (“BNPP Securities”), Citigroup Global Markets Inc. (“CGMI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. (“Citibank”) and Bank of America, N.A. (“Bank of America”), as Swing Line Lenders, and Citibank, Bank of America, and BTMU as Syndication Agents

10.2
Amendment No. 1 to the Three Year Credit Agreement, dated as of February 28, 2012, among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU as Syndication Agents

10.3
Amendment No. 1 to the Five Year Credit Agreement, dated as of February 28, 2012, among TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI and TKG as Borrowers, each lender party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, CGMI, MLPFS, and BTMU, as Joint Lead Arrangers and Joint Book Managers, Citibank and Bank of America, as Swing Line Lenders, and Citibank, Bank of America, and BTMU as Syndication Agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: March 1, 2012	By:	/s/ George Borst
George Borst
President and Chief Executive Officer